UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 5, 2023

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ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1359 Broadway, Suite 801
New York, New York 10018
(Address of principal executive offices) (Zip Code)
(212) 433-3791
(Registrant’s telephone number, include area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 5, 2023, Zentalis Pharmaceuticals, Inc. (the “Company”) presented a poster titled “A Phase 1/2 Dose Escalation Study of the BCL-2 Inhibitor ZN-d5 and the WEE1 Inhibitor Azenosertib (ZN-c3) in Patients (Pts) With Acute Myeloid Leukemia (AML)” (the “ZN-d5 Poster”) at the 2023 American Society of Clinical Oncology Annual Meeting (“ASCO”). A copy of the ZN-d5 Poster is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

Item 8.01 Other Events.

On June 5, 2023, the Company presented at ASCO a poster titled “Correlation of Cyclin E1 Expression and Clinical Outcomes in a Phase 1b Dose-Escalation Study of Azenosertib (ZN-c3), a WEE1 inhibitor, in Combination with Chemotherapy (CT) in Patients (pts) with Platinum-Resistant or Refractory (R/R) Epithelial Ovarian, Peritoneal, or Fallopian Tube Cancer (EOC)” (the “Azenosertib Poster”). A copy of the Azenosertib Poster is filed as Exhibit 99.2 to this Current Report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following Exhibit 99.1 relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	ZN-d5 Poster Presentation at the ASCO Annual Meeting on June 5, 2023
99.2	Azenosertib Poster Presentation at the ASCO Annual Meeting on June 5, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: June 5, 2023	By:	/s/ Melissa Epperly
Melissa Epperly
Chief Financial Officer